Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

American Customer Satisfaction Core Alpha ETF (ACSI)
(the “Fund”)
March 9, 2018
Supplement to the
Prospectus dated January 31, 2018

The following information supplements the section entitled “Additional Information About the Funds” on page 10 of the Prospectus:

Additional Information About the ACSI Investable Index. At the time of each rebalance of the ACSI Investable Index, the aggregate allocation of the Index to sector-specific ETFs is limited to 5%. In the event that such aggregate allocation would exceed 5%, the excess allocation will be reallocated pro rata from sectors containing sector-specific ETFs to sectors with no ETF exposure, subject to the limits on the weight of individual securities and sectors described above.
Additional Information About the ACSI ETF’s Principal Investment Strategy. The Fund may invest up to 10% of its total assets in other investment companies, including other ETFs.

Please retain this Supplement with your Prospectus for future reference.